Merger with Weyerhaeuser Real Estate Company - Summary of Pro Forma Operating Results (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Business Combinations [Abstract]
Total revenues	$ 1,865,723	$ 1,532,667
Net income (loss)	$ 88,416	$ 91,028
Earnings per share - basic	$ 0.55	$ 0.56
Earnings per share - diluted	$ 0.55	$ 0.56